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                                                                      Exhibit 99

                      Navistar Financial 2002-B Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 1, 2002

                        Underwriters of the Class A Notes

JPMorgan
          Banc of America Securities LLC
                                  Banc One Capital Markets, Inc.
                                                   Salomon Smith Barney
                                                                 Scotia Capital

                        Underwriter of the Class B Notes

                                    JPMorgan

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THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES
ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, HARCO LEASING COMPANY, INC., NAVISTAR LEASING COMPANY OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2002-B OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2002-B OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

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                         $850,000,000 Asset Backed Notes

                      Navistar Financial 2002-B Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 1, 2002

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of Prospectus Supplement and the Prospectus included in our registration statement. A Prospectus and Prospectus Supplement, when available, may be obtained by contacting your sales representative.

Issuer ...................    Navistar Financial 2002-B Owner Trust (the
                              "Trust"), a Delaware statutory trust formed by the Seller and the Owner Trustee pursuant to the Owner
                              Trust Agreement.

Seller ...................    Navistar Financial Retail Receivables Corporation.

Servicer .................    Navistar Financial Corporation.

Indenture Trustee ........    The Bank of New York, as indenture trustee under
                              the Indenture.

Owner Trustee ............    Chase Manhattan Bank USA, National Association,
                              as owner trustee under the Owner Trust Agreement.


The Notes ................    The Trust will issue Notes as follows:

                              Class A-1 _____% Asset Backed Notes in the aggregate principal amount of $162,000,000 (the "Class A-1 Notes").

                              Class A-2 _____% Asset Backed Notes in the aggregate principal amount of $230,000,000 (the "Class A-2 Notes").

                              Class A-3 Asset Backed Notes in the aggregate principal amount of $240,000,000 (the "Class A-3 Notes"), a portion of which may have a floating interest rate (the "Class A-3a Floating Rate Notes") and a portion of which may have a fixed interest rate of ____% (the "Class A-3b Fixed Rate Notes").

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                              Class A-4 _____% Asset Backed Notes in the
                              aggregate principal amount of $184,000,000 (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                              Class B _____% Asset Backed Notes in the aggregate principal amount of $34,000,000 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                              The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                              The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer, Harco Leasing Company, Inc., Navistar Leasing Company or any other person or entity.

                              The Trust will also issue Certificates (the
                              "Certificates"), which will not bear interest but will have rights in excess monies in the Reserve Account, the Negative Carry Account and some other excess funds. The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property .........  The Trust Property will include:

                              .    a pool of Retail Notes and a beneficial
                                   ownership interest in a pool of Retail
                                   Leases, some of which will be acquired by the Trust on the Closing Date (the "Initial Receivables") and some of which will be acquired by the Trust after the Closing Date (the "Subsequent Receivables" and together with the Initial Receivables, the "Receivables"), monies due and received thereunder on and after October 1, 2002 (the "Initial Cutoff Date"), in the case of the Initial Receivables, and in the case of Subsequent Receivables, the Cutoff Date designated by the Seller for those Subsequent Receivables,

                              .    in the case of Retail Notes, security
                                   interests in the vehicles (including medium and heavy-duty trucks, truck chassis, buses and trailers) financed thereby, and in the case of Retail Leases, a beneficial ownership interest in the vehicles (including medium and heavy-duty trucks, truck chassis, buses and trailers) subject to the Retail Leases,

                              .    other property and monies on deposit in
                                   specific accounts, including the Reserve
                                   Account, the Pre-Funding Account and the Negative Carry Account, and the proceeds thereof,

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                          .   any proceeds of the obligation, if any, of a
                              dealer to pay a portion of the principal balance of a defaulted Retail Note or Retail Lease in connection with a repossessed vehicle,

                          . the proceeds of the obligation, if any, of International Truck and Engine Corporation ("International") to purchase a repossessed vehicle under specified circumstances,

                          .   any guaranties,

                          . any proceeds from claims on specified insurance policies,

                          . rights under the Interest Rate Swap (as defined below),

                          .   the benefits of any lease assignments, and

                          . the rights of the Seller under the related Purchase Agreement.

                          The aggregate Receivables Balance of the Initial Receivables as of the Initial Cutoff Date was $476,822,132.57 (the "Initial Aggregate Starting Receivables Balance"). The Receivables Balance of a Retail Lease may include the residual value of the vehicle subject to the Retail Lease. As of the Cutoff Date, the aggregate residual value of the Retail Leases included in the Initial Receivables was $4,621,758.80. Subsequent Receivables may be purchased by the Trust from the Seller from time to time on or before the April 2003 Distribution Date from funds on deposit in the Pre-Funding Account. The initial Pre-Funded Amount is $373,177,867.43.

Terms of the Notes: ...   The principal terms of the Notes will be as described
                          below:

     A.  Interest .....   The Notes will have the following Interest Rates:

                          Class A-1 Notes:                   %
                          Class A-2 Notes:                   %
                          Class A-3a Floating Rate Notes: One-Month LIBOR Plus
                                                           __%
                          Class A-3b Fixed Rate Notes:       %
                          Class A-4 Notes:                   %
                          Class B Notes:                     %

                          Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on December 16, 2002 (each, a "Distribution Date"). Interest on the Class A-1 Notes and the Class A-3a Floating Rate Notes will be calculated on the

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                    basis of the actual number of days elapsed since the Closing
                    Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-3b Fixed Rate Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, in the case of the first Distribution Date, the actual days elapsed since the Closing Date to December 15, 2002 divided by 360.

                    Interest payments to all classes of the Class A Notes will have the same priority while interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on that Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

B. Principal .....  Subject to the subordination provisions described in the second and third following paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal Payment Amount as follows: (1) first, 100% of the Principal Payment Amount to the Class A-1 Notes until the Class A-1 Notes are paid in full; (2) thereafter, 96.00% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.00% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then on a pro rata basis to the Class A-3a Floating Rate Notes and the Class A-3b Fixed Rate Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 4.00% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 4.00% of the remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full.

                    The "Principal Payment Amount" for each Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for that Distribution Date and (b) the excess, if any, of the sum of (1) the Collected Amount for that Distribution Date, (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date, and (3) available funds on deposit in the Reserve Account on that Distribution Date, including the amount, if any, to be deposited on that Distribution Date into the Reserve Account from the Pre-Funding Account (the "Total Available Amount") over the sum of the Total Servicing Fee, the net amount payable by the Trust under the Interest Rate Swap (other than termination payments) and accrued and unpaid interest on the Notes due and payable on that Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Retail Notes, the principal portion of full prepayments received in respect of the Retail Leases, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer, the principal portion of all Receivables that became Liquidating Receivables and the remaining principal portion of each Retail Lease that terminated or expired during that related Monthly Period, the "Collected Amount" generally will equal
                    (a) the sum of the following amounts with respect to the related Monthly Period: (1) all Collections received by the Servicer during that Monthly Period (other than less than full prepayments with respect to Retail Leases, which amounts will be held in the Collection Account and applied in the Monthly Period related to the prepaid Scheduled Payment), (2) all Monthly Advances made by the Servicer pursuant to the Servicing Agreement, (3) all Warranty Payments and Administrative Purchase Payments, (4) the net amount to be received by the Trust under the Interest Rate Swap for that Distribution Date, if any, minus (b) an amount equal to the aggregate of the amounts representing reimbursement for outstanding Monthly Advances and Liquidation Expenses for the related Distribution Date and Monthly Period, and "Collections" means all amounts received from obligors or otherwise on the Receivables, whether constituting principal or interest, lease payments, payments in respect of Residual Value, prepayments, proceeds of sales of Financed Vehicles, insurance proceeds or Liquidation Proceeds or otherwise, but excluding Supplemental Servicing Fees.

                    If the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.00% of the Aggregate Starting Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then on a pro rata basis to the Class A-3a Floating Rate Notes and the Class A-3b Fixed Rate Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve

                    Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first paragraph under the heading "Principal" above.

                    Also, if the Notes are declared to be due and payable as a result of an Event of Default, whether due to a failure to make a payment on the Notes or otherwise, 100% of the Principal Payment Amount shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes, Class A-3a Floating Rate Notes, the Class A-3b Fixed Rate Notes and Class A-4 Notes, together on a pro rata basis based on their respective unpaid principal balances, until paid in full, and then to the Class B Notes until paid in full.

                    Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the "Final Scheduled Distribution Date") (however, the actual payment in full of any class of Notes could occur sooner):

                    Class A-1 Notes:                   November 2003
                    Class A-2 Notes:                   September 2005
                    Class A-3a Floating Rate Notes:    March 2007
                    Class A-3b Fixed Rate Notes:       March 2007
                    Class A-4 Notes:                   October 2009
                    Class B Notes:                     October 2009
C. Mandatory
   Prepayment ....  The Notes will be prepaid in whole or in part on the
                    Distribution Date on or immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining Pre-Funded Amount at the time of the mandatory prepayment exceeds $100,000, each class of Notes will be prepaid pro rata based on the initial principal balance of that class.

                    In addition, the Trust will be obligated to pay a "Noteholders' Prepayment Premium" to be described and defined in the Prospectus Supplement with respect to each class of Notes (other than Class A-3a Floating Rate Notes) in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of that prepayment exceeds $100,000. The Trust's obligation to pay the Noteholders' Prepayment Premium will be limited to the funds that are received from the Seller under the Pooling Agreement as liquidated damages for the failure to deliver

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                        Subsequent Receivables (and the Seller's obligation to
                        pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders' Prepayment Premium.

D. Redemption ......... If the Aggregate Receivables Balance declines to 10.00%
                        or less of the aggregate Starting Receivables Balance of the Initial Receivables and of all Subsequent Receivables as of the related Cutoff Dates (the "Aggregate Starting Receivables Balance") and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2 Notes, the Class A-3a Floating Rate Notes and the Class A-3b Fixed Rate Notes have been paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes plus accrued and unpaid interest thereon.

E. Controlling Class .. For purposes of the Transfer and Servicing Agreements, the "Controlling Class" will be (a) so long as the Class A Notes are outstanding, the Class A Notes, (b) if the Class A Notes are no longer outstanding but the Class B Notes are outstanding, the Class B Notes, and (c) if the Notes are no longer outstanding, the Certificates.

Interest Rate Swaps ... The Trust will enter into one or more interest rate swap agreements (the "Interest Rate Swap") with JPMorgan Chase Bank, as the Swap Counterparty (the "Swap Counterparty"), to hedge its floating rate interest obligations with respect to the Class A-3a Floating Rate Notes.

                        Under the Interest Rate Swap, on each Distribution Date, the Swap Counterparty will be obligated to make a monthly payment to the Trust at a floating interest rate based on LIBOR on a notional amount equal to the outstanding aggregate principal balance of the Class A-3a Floating Rate Notes as of the preceding Distribution Date, and the Trust will make a monthly payment to the Swap Counterparty based on a fixed monthly interest rate to be specified in the Prospectus Supplement on the same notional amount.

                        The amount that the Trust is obligated to pay to the Swap Counterparty will be netted against the amount that the Swap Counterparty is obligated to pay to the Trust. Only the net amount payable will be due from the Trust or the Swap Counterparty, as applicable. Net swap payments rank higher in priority than interest payments on the Notes.

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                               In the event that the Swap Counterparty's long
                               term or short-term ratings cease to be at the levels required by Moody's and S&P (a "Ratings Event"), the Swap Counterparty must within 30 Business Days either assign its rights and obligations under the Interest Rate Swap to another party, provide a guarantor for its obligations under the Interest Rate Swap or post collateral. If the Swap Counterparty has not taken one of the actions specified above within 30 Business Days of the Ratings Event, the Trust may terminate the Interest Rate Swap.

Priority of Distributions ..   Distributions of the Total Available Amount will
                               generally be distributed in the following order of priority on each Distribution Date: (1) Basic
                               Servicing Fee and any unpaid Basic Servicing Fee for prior Distribution Dates ("Total Servicing
                               Fee"); (2) net amount, payable, if any, to the Swap Counterparty under the Interest Rate Swap
                               (other than termination payments); (3) interest on the Class A Notes; (4) interest on the Class B
                               Notes; (5) principal on the Notes as described above; (6) a deposit into the Reserve Account up to the Specified Reserve Account Balance; (7) any swap termination payments owed by the Trust to the Swap Counterparty; and (8) a distribution to the Certificateholders. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be paid on the Class B Notes until all principal of and interest on the Class A
                               Notes has been paid in full.

Reserve Account ............   On the Closing Date, cash or eligible investments
                               in an amount equal to the sum of (1) 4.00% of the Initial Aggregate Starting Receivables Balance and (2) the aggregate Yield Supplement Required
                               Deposit Amounts for the Initial Receivables will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty and the Certificateholders (the "Reserve Account"). In addition, on each date during the Funding Period on which Subsequent Receivables are transferred to the Trust, cash or eligible investments in an amount equal to the sum of (1) 4.00% of the aggregate Starting Receivables Balance of the transferred Subsequent Receivables and (2) the aggregate Yield Supplement Required Deposit
                               Amounts for the transferred Subsequent
                               Receivables will be deposited into the Reserve
                               Account.

                               If on the Business Day preceding any Distribution Date the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for that Distribution Date, amounts remaining after payment to the Servicer of the Total Servicing Fee, payment of the net amount, if any, to the Swap Counterparty under the Interest Rate Swap (other than termination payments) and deposits to the Note Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account until the balance in the Reserve Account equals the Specified Reserve Account Balance for that Distribution Date.

                          Amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions to be made to the Servicer, the Swap Counterparty and the Noteholders on that Distribution Date) in excess of the Specified Reserve Account Balance for that Distribution Date will be paid to the Certificateholders.

                          Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that (a) the sum of (1) the Collected Amount for that Distribution Date and (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date is less than (b) the sum of (1) the Total Servicing Fee, (2) the amounts required to be deposited into the Note Distribution Account to be distributed to Noteholders and (3) net amounts payable by the Trust to the Swap Counterparty under the Interest Rate Swap (other than termination payments).

                          The "Yield Supplement Required Deposit Amount" means,
                          (a) for any Receivable that has an initial period during which no interest accrues on the Receivable and all Scheduled Payments are applied to the reduction of the principal amount thereof (a "Temporary Interest Free Receivable"), an amount equal to the aggregate, for each Monthly Period or part of a Monthly Period after the Cutoff Date for that Temporary Interest Free Receivable in which that Temporary Interest Free Receivable is not accruing interest, of the product of
                          (1) the scheduled balance of that Temporary Interest Free Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and
                          (2) the result of (A) the Required Rate divided by (B) twelve and (b) for any Receivable that has an annual percentage rate that is less than the Required Rate other than a Temporary Interest Free Receivable (a "Low APR Receivable"), an amount equal to the aggregate, for each Monthly Period after the Cutoff Date for that Low APR Receivable through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (1) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (2) the result of (A) the Required Rate minus the APR of that Low APR Receivable divided by (B) twelve. The "Required Rate" will be an interest rate set by the rating agencies rating the Notes and specified in the

                          Prospectus Supplement, which is expected to equal approximately the weighted average interest rate of the Notes (or, with respect to the Class A-3a Floating Rate Notes, the rate the Trust is obligated to pay under the Interest Rate Swap), taking into account both their initial outstanding balances and their expected weighted average lives, plus 1.00%.

                          The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (a) the aggregate outstanding principal balance of the Notes and (b) the greater of (1) the sum of (A) 5.50% (or 10.00% under specified circumstances to be described in the Prospectus Supplement) of the sum of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period and the aggregate Starting Receivables Balance of all Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date and (B) the Specified Yield Supplement Amount for that Distribution Date and
                          (2) 2.00% of the Aggregate Starting Receivables Balance. The "Specified Yield Supplement Amount" for any Distribution Date will equal the sum of (a) for each Temporary Interest Free Receivable transferred to the Trust prior to the opening of business on the first day of the Monthly Period in which that Distribution Date occurs, the aggregate, for each Monthly Period or part of a Monthly Period beginning with the Monthly Period in which that Distribution Date occurs during which that Temporary Interest Free Receivable is not accruing interest, of the product of
                          (1) the scheduled balance of that Temporary Interest Free Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and
                          (2) the result of (A) the Required Rate divided by (B) twelve, (b) the greater of (1) for each Low APR Receivable transferred to the Trust prior to the opening of business on the first day of the Monthly Period in which that Distribution Date occurs, the aggregate, for each Monthly Period beginning with the Monthly Period in which that Distribution Date occurs through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (A) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (B) the result of (i) the Required Rate minus the APR of that Low APR Receivable divided by (ii) twelve, and (2) the lesser of (A) the aggregate of the portions of the Yield Supplement Required Deposit Amount attributable to Low APR Receivables deposited into the Reserve Account on or prior to the last day of the related Monthly Period, and (B) $50,000, and
                          (c) the aggregate Yield Supplement Required Deposit Amounts for any Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date.

Pre-Funding Account.....  On the Closing Date $373,177,867.43 (the "Initial Pre-
                          Funded Amount") will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders (the "Pre-Funding Account"). During the Funding Period, the Seller will be obligated to sell to the Trust Subsequent Receivables having an aggregate principal balance equal to the Initial Pre-Funded Amount to the extent that Subsequent Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve Account in connection with that purchase. The "Funding Period" will be the period from and including the Closing Date until the earliest of
                          (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date) is not greater than $100,000, (2) the occurrence of an Event of Default under the Indenture, (3) the occurrence of a Servicer Default under the Servicing Agreement, (4) the occurrence of specified events of insolvency with respect to the Seller or the Servicer, and (5) the close of business on the April 2003 Distribution Date. Any amount remaining in the Pre-Funding Account at the end of the Funding Period will be payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account... On the Closing Date the Seller will deposit $_________
                          (the "Negative Carry Account Initial Deposit") into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the "Negative Carry Account"). On each Distribution Date, an amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection Account. On each Distribution Date amounts on deposit in the Negative Carry Account after giving effect to the distribution of the Negative Carry Amount for that Distribution Date in excess of the Required Negative Carry Account Balance for that Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding Period, after giving effect to all withdrawals from the Negative Carry Account on that Distribution Date, all amounts remaining on deposit in the Negative Carry Account will be released to the Seller. The "Negative Carry Amount" means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "Required Negative Carry Account Balance" means, as of any Distribution

                          Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the Funding Period, assuming no further withdrawals from the Pre-Funding Account and investment earnings on amounts on deposit therein at a rate of 1.25%.

Tax Status..............  In the opinion of Kirkland & Ellis, special tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations....  Although there is little guidance on the subject, the
                          Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by that Benefit Plan's fiduciary that the Notes are suitable investments for that Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment........  The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings.................  It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2 Notes, Class A-3a Floating Rate Notes, the Class A-3b Fixed Rate Notes and Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.

                              THE RECEIVABLES POOL

The Initial Receivables

         The Initial Receivables were originated by Navistar Financial Corporation ("NFC"), in the case of Retail Notes, and Harco Leasing Company, Inc. ("Harco Leasing") or Navistar Leasing Company (the "Titling Trust"), in the case of Retail Leases. Some of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly from those Retail Notes in NFC's portfolio of owned Retail Notes, the Retail Leases beneficially owned by Harco Leasing and those Retail Notes and Retail Leases available for purchase from TRIP which satisfied several criteria, including that each Initial Receivable (a) has a first payment due date on or before October 31, 2002, (b) has an original term to maturity of 9 to 84 months, (c) has a remaining term to maturity of 6 to 72 months, (d) provides for finance charges at an annual percentage rate of no less than 4.50%, (e) was not more than 60 days past due as of the Initial Cutoff Date, (f) prior to the Initial Cutoff Date has not been amended or restructured for credit related reasons, and
(g) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

         The Initial Aggregate Starting Receivables Balance as of the Initial Cutoff Date was $476,822,132.57. The aggregate Starting Receivable Balance of Retail Leases as of the Initial Cutoff Date was $18,043,562.32. The Retail Leases included in the Initial Aggregate Starting Receivables Balance include Finance Leases and TRAC Leases. A "Finance Lease" is a Retail Lease that is not a TRAC Lease and which generally provides that the obligor will pay virtually the entire capitalized cost of the leased vehicle over the term of the Retail Lease and gives the obligor the option to purchase the leased vehicle at lease expiration for $1,000 or less. A "TRAC Lease" generally provides that, in effect, upon lease expiration, the obligor is required to pay an amount equal to the Residual Value. This obligation has the economic effect of allocating the residual value risk of the leased vehicle to the obligor. Specifically, the terminal rental adjustment clause in a TRAC Lease will specify that at the end of the lease term, the obligor will either purchase the leased vehicle for fair market value, or return the leased vehicle to the Titling Trust which will sell the leased vehicle to a third party. In either case, (a) the proceeds of such disposition of the leased vehicle will be applied to pay the Residual Value of the leased vehicle (which amount is fixed by the parties at lease inception) and
(b) the obligor will be obligated to pay the excess of the Residual Value over the sale proceeds or the obligor will be entitled to receive the excess of the sale proceeds over the Residual Value. Collectively, the payments made by the obligor (and all proceeds of sale to a third party) in connection with termination of a TRAC Lease as described above are referred to as the "TRAC Payment." "Residual Value" means, (a) with respect to a TRAC Lease, the residual value for that TRAC Lease fixed by the parties thereto at lease inception and
(b) with respect to a Finance Lease, the amount of the obligor's purchase option under that Finance Lease. As of the Initial Cutoff Date, the aggregate Residual Value included in the Initial Aggregate Starting Receivables Balance was $4,621,758.80. The aggregate Residual Value of Retail Leases (to the extent Residual Value is included in the Receivables Balances of the Retail Leases) shall not exceed 10.00% of the Aggregate Starting Receivables Balance.

         A total of 660 of the Initial Receivables, with an aggregate Starting Receivables Balance of $35,956,219.16, or 7.54% of the Initial Aggregate Starting Receivables Balance, are Temporary Interest Free Receivables with interest free periods ranging from 1 to 12 months after the Initial Cutoff Date. The annual percentage rates of these Temporary Interest Free Receivables set forth in the tables below were calculated on a constant yield to maturity basis assuming each Temporary Interest Free Receivable is paid in accordance with its terms and accrues no interest during its interest free period and accrues interest at its contractual rate during the remainder of its term, which extends for 36 to 60 months after its interest free period. All of the Temporary Interest Free Receivables are Equal Payment Fully Amortizing Receivables.

         The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100%.

                     Composition of the Initial Receivables

      Weighted              Initial                                                          Weighted       Weighted
       Average             Aggregate       Aggregate                         Average         Average       Average
       Annual              Starting         Original                         Starting       Original      Remaining
   Percentage Rate        Receivables      Principal         Number of      Receivables      Maturity       Maturity
      (Range)               Balance         Balance         Receivables       Balance         (Range)       (Range)
----------------------------------------------------------------------------------------------------------------------
        7.75%          $476,822,132.57   $593,753,340.25       13,849       $34,430.08        55.28          46.97
  (4.71% to 28.95%)                                                                          months         months
                                                                                            (9 to 84       (6 to 72
                                                                                             months)       months)

        Distribution by Annual Percentage Rate of the Initial Receivables

                                                                          Percentage of Initial
 Annual Percentage             Number of             Starting               Aggregate Starting
     Rate Range               Receivables       Receivables Balance        Receivables Balance
-------------------         ---------------    ----------------------   -------------------------
4.50 to 4.99%                      540             $ 29,904,962.56                 6.27%
5.00 to 6.49%                    2,286              112,180,429.68                23.53
6.50 to 7.49%                    4,465              154,196,045.69                32.34
7.50 to 8.49%                    1,948               64,776,309.76                13.59
8.50 to 9.49%                    1,128               30,494,790.40                 6.40
9.50 to 10.49%                   1,159               29,476,499.49                 6.18
10.50 to 11.49%                    678               18,677,937.19                 3.92
11.50 to 12.49%                    428               11,514,262.36                 2.41
12.50 to 13.49%                    208                5,566,660.76                 1.17
13.50 to 14.49%                    146                3,457,843.46                 0.73
14.50 to 15.49%                    274                5,602,857.18                 1.18
15.50 to 16.49%                    215                4,049,891.71                 0.85
16.50 to 17.49%                    150                2,733,821.80                 0.57
17.50 to 17.99%                     72                1,660,407.93                 0.35
18.00% & Over                      152                2,529,412.60                 0.53
                                ------             ---------------               ------
       Total                    13,849             $476,822,132.57               100.00%
                                ======             ===============               ======

          Distribution by Remaining Maturity of the Initial Receivables

    Remaining                                                               Percentage of Initial
    Maturity                 Number of               Starting                Aggregate Starting
    (Months)                Receivables         Receivables Balance          Receivables Balance
---------------          ----------------     -----------------------      ------------------------
0 to 12                        1,727               $ 25,544,245.91                   5.36%
13 to 24                       1,533                 31,430,535.19                   6.59
25 to 36                       2,439                 68,390,323.13                  14.34
37 to 48                       2,793                101,186,958.43                  21.22
49 to 60                       4,005                195,063,740.26                  40.91
61 & Over                      1,352                 55,206,329.65                  11.58
                              ------               ---------------                 ------
      Total                   13,849               $476,822,132.57                 100.00%
                              ======               ===============                 ======

            Distribution by Payment Terms of the Initial Receivables

                                                                    Percentage of Initial
                                                                      Aggregate Starting
        Type of Receivable                                           Receivables Balance
--------------------------------                                  --------------------------
Equal Payment Fully Amortizing                                                57.11%
Equal Payment Balloon                                                         10.40
Equal Payment Skip                                                             5.86
Level Principal Fully Amortizing                                               2.57
Level Principal Balloon                                                       17.62
Level Principal Skip                                                           0.06
TRAC Leases and Finance Leases                                                 3.78
Other Retail Notes                                                             2.61
                                                                             ------
      Total                                                                  100.00%
                                                                             ======

         The Initial Receivables include Receivables originated in 48 states. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables based on the billing addresses of the Obligors. No other state accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Alaska, Hawaii or the District of Columbia.

               Geographic Distribution of the Initial Receivables

                                                                                   Percentage of Initial
                                                                                     Aggregate Starting
State                                                                               Receivables Balance
----------------------                                                          ----------------------------
California                                                                                   9.84%
Texas                                                                                        7.20
Illinois                                                                                     5.71
Pennsylvania                                                                                 5.69
Ohio                                                                                         5.39
New York                                                                                     5.27
Missouri                                                                                     4.25
Tennessee                                                                                    4.23
Maryland                                                                                     3.60
Michigan                                                                                     3.20
Florida                                                                                      2.92
Minnesota                                                                                    2.87
Wisconsin                                                                                    2.69
Indiana                                                                                      2.27
Kentucky                                                                                     2.14
North Carolina                                                                               2.02
Other                                                                                       30.71
                                                                                           ------
   Total                                                                                   100.00%
                                                                                           ======

         No single obligor accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 82.20% of the Initial Aggregate Starting Receivables Balance, constituting 73.25% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

         Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Purchase Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. A portion of the Subsequent Receivables may be Low APR Receivables and/or Temporary Interest Free Receivables having interest free periods of up to 12 months. All of the Subsequent Receivables which are Temporary Interest Free Receivables will be Equal Payment Fully Amortizing Receivables. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by annual percentage rate, equipment type, payment frequency, average maturity, current Receivables Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average annual percentage rate of the Receivables in the Trust be not less than 7.25%, that the aggregate Receivable Balance of all Receivables owing from any single Obligor not exceed 2.00% of the aggregate Receivable Balance of the Receivables in the Trust and that the aggregate Starting Receivable Balances for TRAC Leases and Finance Leases included in the Aggregate Starting Receivables Balance not exceed 10.00% of the Aggregate Starting Receivables Balance. Since the weighted average life of the Notes will be influenced by the rate at which the Receivable Balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 53 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

         Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on all Retail Notes and Retail Leases, which includes TRAC Leases, Finance Leases and Fair Market Value Leases, owned or serviced by NFC.

         The composition of the Receivables held by the Trust differs from the composition of the serviced portfolio. In particular, the Receivables in the Trust do not include Fair Market Value Leases, which represent a substantial portion of the Retail Leases in the serviced portfolio during the periods shown in the table below. NFC believes that the inclusion of Fair Market Value Leases in the serviced portfolio during the periods shown has an immaterial effect on the delinquency, repossession and net loss information set forth in the table below.

         Retail Leases, which include Fair Market Value Leases, represented 9.6%, 13.4%, 14.7%, 15.3% and 16.3% of the serviced portfolio for the fiscal years ended October 31, 1997, 1998, 1999, 2000 and 2001, respectively. Similarly, Retail Leases represented 16.0% of the serviced portfolio as of July 31, 2001, and represented 15.9% of the serviced portfolio as of July 31, 2002.

         NFC utilizes the same credit underwriting standards for Retail Leases (including Fair Market Value Leases) and Retail Notes. However, by excluding Fair Market Value Leases from the Trust, NFC has eliminated the residual risk associated with this type of lease from the receivable pool.

         Overview Fluctuations in retail delinquencies, repossessions and net losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. The overall performance of the serviced portfolio of Retail Notes and Retail Leases improved during the nine months ended July 31, 2002.

         Delinquencies Delinquency statistics for the nine months ended July 31, 2002 compare favorably to fiscal 2000 and 2001, and more closely approximate the lower levels experienced in fiscal 1997 through 1999. NFC believes that the significant increase in delinquencies beginning in 2000 was due to lower operating margins realized by trucking companies, resulting from a number of factors, including higher fuel and insurance costs, as well as reductions in overall freight shipments. If these factors deteriorate from present levels, they may again adversely impact the financial strength of the Obligors.

         Repossession Frequency and Net Losses Repossession frequency and net losses for the nine months ended July 31, 2002 continue to exceed levels for the fiscal years 1997 through 2000, but have improved in comparison to levels for the nine months ended July 31, 2001 and fiscal year 2001. Repossession frequency has fallen as delinquency rates have declined. The repossession rate has also been favorably impacted as trucking customers rationalized their business to improve cash flow. Since fiscal 2000, net losses have been significantly higher than for other periods shown. NFC attributes this increase principally to higher repossession frequency in fiscal 2000 through 2001 and to industry-wide lower resale values for used trucks.

         There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below.

         In the table below, "Gross Balance Past Due as a Percentage of Gross Balance Outstanding at end of Period" for 31-60 days represents Retail Notes only, and "Net Losses (Recoveries)" and data calculated from "Net Losses (Recoveries)" excludes residual value gains and losses on Fair Market Value Leases. All figures for the fiscal quarters ended July 31 for "Net Losses as a Percentage of Average Gross Balance" and "Repossessions as a Percentage of Average Gross Balance" in the table below have been annualized. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.

                                                                                                            Nine Months Ended
                                                             Year Ended October 31,                              July 31,
                                                --------------------------------------------------------------------------------
    NFC Retail Notes and Leases                    1997        1998        1999       2000       2001        2001        2002
    ---------------------------                    ----        ----        ----       ----       ----        ----        ----
                                                                             ($ in millions)
Gross Balance Outstanding at end of
  Period ......................................   $2,525      $2,865      $3,311     $3,620     $3,251      $3,369      $2,977
Gross Balance Past Due
  as a Percentage of Gross
  Balance Outstanding at end of Period
     31-60 days (Retail Notes only) ...........     2.42%       2.49%       2.87%      3.41%      3.81%       4.14%       3.26%
     Over 60 days .............................     0.68%       0.60%       0.56%      1.39%      1.16%       1.39%       0.74%
Average Gross Balance of Retail
  Notes (13 month average) ....................   $2,456      $2,671      $3,061     $3,417     $3,456      $3,503      $3,090
Net Losses:
     NFC ......................................   $  2.2      $  0.2      $  5.5     $ 12.2     $ 23.4      $ 16.2      $ 15.6
     International ............................   $ 10.1      $ 10.7      $  3.5     $ 22.5     $ 37.3      $ 28.8      $ 28.8
                                                 -------     -------     -------    -------    -------     -------     -------
      Combined ................................   $ 12.3      $ 10.9      $  9.0     $ 34.7     $ 60.7      $ 45.0      $ 44.4
Liquidations minus Net Losses .................   $1,175      $1,295      $1,337     $1,470     $1,503      $1,110      $1,115
Net Losses as a
   Percentage of Liquidations
   Minus Net Losses:
     NFC ......................................     0.19%       0.02%       0.41%      0.83%      1.55%       1.45%       1.39%
     International ............................     0.85%       0.83%       0.26%      1.53%      2.48%       2.60%       2.59%
                                                 -------     -------     -------    -------    -------     -------     -------
     Combined .................................     1.04%       0.85%       0.67%      2.36%      4.03%       4.05%       3.98%
Net Losses as a
   Percentage of Average Gross
   Balance:
     NFC ......................................     0.09%       0.01%       0.18%      0.36%      0.68%       0.61%       0.67%
     International ............................     0.41%       0.40%       0.11%      0.66%      1.08%       1.10%       1.24%
                                                 -------     -------     -------    -------    -------     -------     -------
     Combined .................................     0.50%       0.41%       0.29%      1.02%      1.76%       1.71%       1.91%
Repossessions as a Percentage of
   Average Gross Balance ......................     2.69%       2.26%       1.82%      2.80%      4.47%       4.44%       3.12%

                       WEIGHTED AVERAGE LIFE OF THE NOTES

         Prepayments on medium and heavy-duty truck, truck chassis, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

         The tables captioned "Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of characteristics of the Initial Receivables. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) the Closing Date is November 19, 2002, (4) payments on the Notes are made on each Distribution Date, and each Distribution Date is assumed to be the fifteenth day of each applicable month, (5) the first distribution of principal on the Notes occurs on December 15, 2002, (6) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (7) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (8) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

         The ABS Tables also assume that the Receivables have been aggregated into six hypothetical pools, the first pool being composed of the Initial Receivables and the second, third, fourth, fifth and sixth pools being composed of the Subsequent Receivables. The ABS Tables further assume that the hypothetical pools have the following Cutoff Dates and Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable and is not a Temporary Interest Free Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                    Starting         Annual       Original       Remaining
                                  Receivables      Percentage     Maturity       Maturity
    Pool      Cutoff Date           Balance           Rate       (In Months)    (In Months)
---------------------------------------------------------------------------------------------
      1     October 1, 2002     $476,822,132.57      7.748%          55             47
      2     November 1, 2002     100,000,000.00      7.748           55             55
      3     December 1, 2002      68,294,466.86      7.748           55             55
      4     January 1, 2003       68,294,466.86      7.748           55             55
      5     February 1, 2003      68,294,466.86      7.748           55             55
      6     March 1, 2003         68,294,466.85      7.748           55             55
                                ---------------
                                $850,000,000.00
                                ===============

         The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 4.71% to 28.95%, and only 57.11% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between those assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

                     Class A-1 Notes                                              Class A-2 Notes
----------------------------------------------------------    ---------------------------------------------------------
 Distribution    0.00%   1.00%    1.40%   1.80%    2.00%       Distribution    0.00%   1.00%   1.40%    1.80%   2.00%
     Date                                                          Date
---------------- ------- -------- ------- -------- -------    --------------- ------- ------- -------- ------- --------
Closing Date      100%    100%     100%    100%     100%      Closing Date      100%    100%    100%     100%    100%
12/15/2002         88%     81%      78%     75%      74%       12/15/2002       100%    100%    100%     100%    100%
01/15/2003         81%     71%      66%     61%      58%       01/15/2003       100%    100%    100%     100%    100%
02/15/2003         74%     59%      52%     45%      42%       02/15/2003       100%    100%    100%     100%    100%
03/15/2003         65%     46%      37%     28%      24%       03/15/2003       100%    100%    100%     100%    100%
04/15/2003         56%     32%      22%     11%       5%       04/15/2003       100%    100%    100%     100%    100%
05/15/2003         47%     18%       6%      0%       0%       05/15/2003       100%    100%    100%      95%     91%
06/15/2003         38%      5%       0%      0%       0%       06/15/2003       100%    100%     94%      84%     78%
07/15/2003         28%      0%       0%      0%       0%       07/15/2003       100%     94%     84%      72%     66%
08/15/2003         19%      0%       0%      0%       0%       08/15/2003       100%     85%     74%      61%     55%
09/15/2003         10%      0%       0%      0%       0%       09/15/2003       100%     77%     64%      50%     43%
10/15/2003          0%      0%       0%      0%       0%       10/15/2003       100%     68%     54%      39%     32%
11/15/2003          0%      0%       0%      0%       0%       11/15/2003        94%     59%     44%      29%     21%
12/15/2003          0%      0%       0%      0%       0%       12/15/2003        87%     51%     35%      18%     10%
01/15/2004          0%      0%       0%      0%       0%       01/15/2004        81%     42%     26%       8%      0%
02/15/2004          0%      0%       0%      0%       0%       02/15/2004        74%     34%     17%       0%      0%
03/15/2004          0%      0%       0%      0%       0%       03/15/2004        67%     26%      8%       0%      0%
04/15/2004          0%      0%       0%      0%       0%       04/15/2004        61%     18%      0%       0%      0%
05/15/2004          0%      0%       0%      0%       0%       05/15/2004        54%      9%      0%       0%      0%
06/15/2004          0%      0%       0%      0%       0%       06/15/2004        47%      2%      0%       0%      0%
07/15/2004          0%      0%       0%      0%       0%       07/15/2004        41%      0%      0%       0%      0%
08/15/2004          0%      0%       0%      0%       0%       08/15/2004        34%      0%      0%       0%      0%
09/15/2004          0%      0%       0%      0%       0%       09/15/2004        27%      0%      0%       0%      0%
10/15/2004          0%      0%       0%      0%       0%       10/15/2004        20%      0%      0%       0%      0%
11/15/2004          0%      0%       0%      0%       0%       11/15/2004        13%      0%      0%       0%      0%
12/15/2004          0%      0%       0%      0%       0%       12/15/2004         6%      0%      0%       0%      0%
01/15/2005          0%      0%       0%      0%       0%       01/15/2005         0%      0%      0%       0%      0%
02/15/2005          0%      0%       0%      0%       0%       02/15/2005         0%      0%      0%       0%      0%
03/15/2005          0%      0%       0%      0%       0%       03/15/2005         0%      0%      0%       0%      0%
04/15/2005          0%      0%       0%      0%       0%       04/15/2005         0%      0%      0%       0%      0%
05/15/2005          0%      0%       0%      0%       0%       05/15/2005         0%      0%      0%       0%      0%
06/15/2005          0%      0%       0%      0%       0%       06/15/2005         0%      0%      0%       0%      0%
07/15/2005          0%      0%       0%      0%       0%       07/15/2005         0%      0%      0%       0%      0%
08/15/2005          0%      0%       0%      0%       0%       08/15/2005         0%      0%      0%       0%      0%
09/15/2005          0%      0%       0%      0%       0%       09/15/2005         0%      0%      0%       0%      0%
10/15/2005          0%      0%       0%      0%       0%       10/15/2005         0%      0%      0%       0%      0%
11/15/2005          0%      0%       0%      0%       0%       11/15/2005         0%      0%      0%       0%      0%
12/15/2005          0%      0%       0%      0%       0%       12/15/2005         0%      0%      0%       0%      0%
01/15/2006          0%      0%       0%      0%       0%       01/15/2006         0%      0%      0%       0%      0%
02/15/2006          0%      0%       0%      0%       0%       02/15/2006         0%      0%      0%       0%      0%
03/15/2006          0%      0%       0%      0%       0%       03/15/2006         0%      0%      0%       0%      0%
04/15/2006          0%      0%       0%      0%       0%       04/15/2006         0%      0%      0%       0%      0%
05/15/2006          0%      0%       0%      0%       0%       05/15/2006         0%      0%      0%       0%      0%
06/15/2006          0%      0%       0%      0%       0%       06/15/2006         0%      0%      0%       0%      0%
07/15/2006          0%      0%       0%      0%       0%       07/15/2006         0%      0%      0%       0%      0%
08/15/2006          0%      0%       0%      0%       0%       08/15/2006         0%      0%      0%       0%      0%
09/15/2006          0%      0%       0%      0%       0%       09/15/2006         0%      0%      0%       0%      0%
10/15/2006          0%      0%       0%      0%       0%       10/15/2006         0%      0%      0%       0%      0%
11/15/2006          0%      0%       0%      0%       0%       11/15/2006         0%      0%      0%       0%      0%
12/15/2006          0%      0%       0%      0%       0%       12/15/2006         0%      0%      0%       0%      0%
01/15/2007          0%      0%       0%      0%       0%       01/15/2007         0%      0%      0%       0%      0%
02/15/2007          0%      0%       0%      0%       0%       02/15/2007         0%      0%      0%       0%      0%
03/15/2007          0%      0%       0%      0%       0%       03/15/2007         0%      0%      0%       0%      0%
04/15/2007          0%      0%       0%      0%       0%       04/15/2007         0%      0%      0%       0%      0%
05/15/2007          0%      0%       0%      0%       0%       05/15/2007         0%      0%      0%       0%      0%
06/15/2007          0%      0%       0%      0%       0%       06/15/2007         0%      0%      0%       0%      0%
07/15/2007          0%      0%       0%      0%       0%       07/15/2007         0%      0%      0%       0%      0%
08/15/2007          0%      0%       0%      0%       0%       08/15/2007         0%      0%      0%       0%      0%
09/15/2007          0%      0%       0%      0%       0%       09/15/2007         0%      0%      0%       0%      0%
10/15/2007          0%      0%       0%      0%       0%       10/15/2007         0%      0%      0%       0%      0%

Average Lives    0.49    0.33     0.29    0.26     0.24      Average Lives     1.58    1.13    0.99     0.87    0.82
to Maturity                                                   to Maturity
(yrs)                                                         (yrs)

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

             Class A-3a Notes & A-3b Notes                                     Class A-4 Notes
--------------------------------------------------------    -------------------------------------------------------
 Distribution    0.00%   1.00%   1.40%    1.80%   2.00%       Distribution  0.00%   1.00%   1.40%   1.80%   2.00%
     Date                                                        Date
---------------- ------ ------- -------- ------- -------    --------------- ------ ------- ------- ------- --------
Closing Date      100%    100%    100%     100%    100%      Closing Date    100%    100%    100%    100%    100%
12/15/2002        100%    100%    100%     100%    100%      12/15/2002      100%    100%    100%    100%    100%
01/15/2003        100%    100%    100%     100%    100%      01/15/2003      100%    100%    100%    100%    100%
02/15/2003        100%    100%    100%     100%    100%      02/15/2003      100%    100%    100%    100%    100%
03/15/2003        100%    100%    100%     100%    100%      03/15/2003      100%    100%    100%    100%    100%
04/15/2003        100%    100%    100%     100%    100%      04/15/2003      100%    100%    100%    100%    100%
05/15/2003        100%    100%    100%     100%    100%      05/15/2003      100%    100%    100%    100%    100%
06/15/2003        100%    100%    100%     100%    100%      06/15/2003      100%    100%    100%    100%    100%
07/15/2003        100%    100%    100%     100%    100%      07/15/2003      100%    100%    100%    100%    100%
08/15/2003        100%    100%    100%     100%    100%      08/15/2003      100%    100%    100%    100%    100%
09/15/2003        100%    100%    100%     100%    100%      09/15/2003      100%    100%    100%    100%    100%
10/15/2003        100%    100%    100%     100%    100%      10/15/2003      100%    100%    100%    100%    100%
11/15/2003        100%    100%    100%     100%    100%      11/15/2003      100%    100%    100%    100%    100%
12/15/2003        100%    100%    100%     100%    100%      12/15/2003      100%    100%    100%    100%    100%
01/15/2004        100%    100%    100%     100%     99%      01/15/2004      100%    100%    100%    100%    100%
02/15/2004        100%    100%    100%      99%     90%      02/15/2004      100%    100%    100%    100%    100%
03/15/2004        100%    100%    100%      89%     80%      03/15/2004      100%    100%    100%    100%    100%
04/15/2004        100%    100%     99%      80%     71%      04/15/2004      100%    100%    100%    100%    100%
05/15/2004        100%    100%     91%      72%     62%      05/15/2004      100%    100%    100%    100%    100%
06/15/2004        100%    100%     83%      63%     53%      06/15/2004      100%    100%    100%    100%    100%
07/15/2004        100%     94%     75%      55%     44%      07/15/2004      100%    100%    100%    100%    100%
08/15/2004        100%     87%     67%      47%     36%      08/15/2004      100%    100%    100%    100%    100%
09/15/2004        100%     79%     60%      39%     28%      09/15/2004      100%    100%    100%    100%    100%
10/15/2004        100%     72%     52%      31%     20%      10/15/2004      100%    100%    100%    100%    100%
11/15/2004        100%     65%     45%      24%     13%      11/15/2004      100%    100%    100%    100%    100%
12/15/2004        100%     58%     38%      17%      6%      12/15/2004      100%    100%    100%    100%    100%
01/15/2005         99%     51%     31%      10%      0%      01/15/2005      100%    100%    100%    100%     98%
02/15/2005         92%     45%     24%       3%      0%      02/15/2005      100%    100%    100%    100%     90%
03/15/2005         85%     38%     18%       0%      0%      03/15/2005      100%    100%    100%     96%     82%
04/15/2005         78%     32%     11%       0%      0%      04/15/2005      100%    100%    100%     88%     74%
05/15/2005         72%     25%      5%       0%      0%      05/15/2005      100%    100%    100%     80%     66%
06/15/2005         65%     19%      0%       0%      0%      06/15/2005      100%    100%     99%     73%     59%
07/15/2005         58%     13%      0%       0%      0%      07/15/2005      100%    100%     92%     66%     52%
08/15/2005         50%      7%      0%       0%      0%      08/15/2005      100%    100%     84%     59%     46%
09/15/2005         43%      1%      0%       0%      0%      09/15/2005      100%    100%     77%     53%     40%
10/15/2005         36%      0%      0%       0%      0%      10/15/2005      100%     93%     71%     47%     35%
11/15/2005         29%      0%      0%       0%      0%      11/15/2005      100%     86%     64%     41%     30%
12/15/2005         22%      0%      0%       0%      0%      12/15/2005      100%     79%     58%     36%     25%
01/15/2006         14%      0%      0%       0%      0%      01/15/2006      100%     72%     52%     31%     21%
02/15/2006          7%      0%      0%       0%      0%      02/15/2006      100%     65%     46%     27%     17%
03/15/2006          0%      0%      0%       0%      0%      03/15/2006      100%     58%     41%     23%     13%
04/15/2006          0%      0%      0%       0%      0%      04/15/2006       90%     51%     35%     19%     10%
05/15/2006          0%      0%      0%       0%      0%      05/15/2006       80%     45%     30%     15%      8%
06/15/2006          0%      0%      0%       0%      0%      06/15/2006       70%     39%     26%     12%      6%
07/15/2006          0%      0%      0%       0%      0%      07/15/2006       60%     33%     21%     10%      5%
08/15/2006          0%      0%      0%       0%      0%      08/15/2006       50%     27%     17%      7%      3%
09/15/2006          0%      0%      0%       0%      0%      09/15/2006       40%     21%     13%      6%      2%
10/15/2006          0%      0%      0%       0%      0%      10/15/2006       36%     19%     11%      4%      1%
11/15/2006          0%      0%      0%       0%      0%      11/15/2006       33%     16%      9%      3%      0%
12/15/2006          0%      0%      0%       0%      0%      12/15/2006       29%     14%      7%      1%      0%
01/15/2007          0%      0%      0%       0%      0%      01/15/2007       25%     11%      6%      0%      0%
02/15/2007          0%      0%      0%       0%      0%      02/15/2007       21%      9%      4%      0%      0%
03/15/2007          0%      0%      0%       0%      0%      03/15/2007       16%      7%      3%      0%      0%
04/15/2007          0%      0%      0%       0%      0%      04/15/2007       12%      4%      1%      0%      0%
05/15/2007          0%      0%      0%       0%      0%      05/15/2007        8%      2%      0%      0%      0%
06/15/2007          0%      0%      0%       0%      0%      06/15/2007        4%      0%      0%      0%      0%
07/15/2007          0%      0%      0%       0%      0%      07/15/2007        1%      0%      0%      0%      0%
08/15/2007          0%      0%      0%       0%      0%      08/15/2007        0%      0%      0%      0%      0%
09/15/2007          0%      0%      0%       0%      0%      09/15/2007        0%      0%      0%      0%      0%
10/15/2007          0%      0%      0%       0%      0%      10/15/2007        0%      0%      0%      0%      0%

Average Lives    2.78    2.23    1.99     1.76    1.66      Average Lives   3.89    3.53    3.30    2.99    2.81
to Maturity                                                 to Maturity
(yrs)                                                       (yrs)

                                                            Average Lives   3.70    3.36    3.11    2.82    2.63
                                                            to 10% Call
                                                            (yrs)

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages

                       Class B Notes
-----------------------------------------------------------
Distribution Date  0.00%    1.00%   1.40%   1.80%    2.00%
----------------- -------  ------- ------- -------- -------
Closing Date        100%     100%    100%    100%     100%
12/15/2002          100%     100%    100%    100%     100%
01/15/2003          100%     100%    100%    100%     100%
02/15/2003          100%     100%    100%    100%     100%
03/15/2003          100%     100%    100%    100%     100%
04/15/2003          100%     100%    100%    100%     100%
05/15/2003          100%     100%    100%     99%     97%
06/15/2003          100%     100%    98%      95%     94%
07/15/2003          100%     98%     95%      92%     91%
08/15/2003          100%     96%     93%      89%     87%
09/15/2003          100%     93%     90%      86%     84%
10/15/2003          100%     91%     87%      83%     81%
11/15/2003           98%     88%     84%      80%     78%
12/15/2003           96%     86%     82%      77%     75%
01/15/2004           95%     84%     79%      74%     72%
02/15/2004           93%     81%     76%      71%     69%
03/15/2004           91%     79%     74%      69%     66%
04/15/2004           89%     77%     72%      66%     63%
05/15/2004           87%     74%     69%      63%     61%
06/15/2004           85%     72%     67%      61%     58%
07/15/2004           83%     70%     64%      58%     55%
08/15/2004           81%     68%     62%      56%     53%
09/15/2004           79%     66%     60%      54%     51%
10/15/2004           77%     64%     58%      52%     48%
11/15/2004           75%     62%     56%      49%     46%
12/15/2004           74%     60%     54%      47%     44%
01/15/2005           72%     58%     52%      45%     42%
02/15/2005           70%     56%     50%      43%     40%
03/15/2005           68%     54%     48%      41%     38%
04/15/2005           65%     52%     46%      40%     36%
05/15/2005           63%     50%     44%      38%     35%
06/15/2005           61%     48%     42%      36%     33%
07/15/2005           59%     46%     41%      35%     32%
08/15/2005           57%     44%     39%      33%     30%
09/15/2005           55%     43%     37%      32%     29%
10/15/2005           53%     41%     36%      30%     28%
11/15/2005           51%     39%     34%      29%     27%
12/15/2005           49%     38%     33%      28%     25%
01/15/2006           47%     36%     32%      27%     25%
02/15/2006           44%     34%     30%      26%     24%
03/15/2006           42%     33%     29%      25%     23%
04/15/2006           40%     31%     28%      24%     22%
05/15/2006           38%     30%     27%      23%     22%
06/15/2006           36%     29%     26%      23%     21%
07/15/2006           33%     27%     25%      22%     21%
08/15/2006           31%     26%     24%      22%     21%
09/15/2006           29%     25%     23%      21%     20%
10/15/2006           28%     24%     22%      21%     20%
11/15/2006           27%     23%     22%      20%     17%
12/15/2006           26%     23%     22%      20%     11%
01/15/2007           25%     22%     21%      20%      7%
02/15/2007           24%     22%     21%      16%      4%
03/15/2007           24%     21%     20%      12%      2%
04/15/2007           23%     21%     20%       8%      1%
05/15/2007           22%     20%     19%       5%      0%
06/15/2007           21%     20%     12%       3%      0%
07/15/2007           20%     12%      7%       1%      0%
08/15/2007           13%      6%      3%       1%      0%
09/15/2007            4%      2%      1%       0%      0%
10/15/2007            0%      0%      0%       0%      0%
Average Lives to   3.09    2.71    2.53     2.32    2.18
Maturity (yrs)
Average Lives to   2.86    2.44    2.22     2.01    1.87
10% Call (yrs)